Exhibit 99(b)
Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote by phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via Telephone. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030030000000000000 1 022723 COMPANY NUMBER ACCOUNT NUMBER SPECIAL MEETING OF SHAREHOLDERS OF CITIZENS COMMERCE BANCSHARES, INC. February 27, 2023 1. Proposal to adopt and approve the Agreement and Plan of Merger dated October 18, 2022, by and between City Holding Company and Citizens Commerce Bancshares, Inc., and the transactions contemplated thereby, including the merger of Citizens Commerce Bancshares, Inc. into City Holding Company. 2. Proposal to approve the adjournment of the special meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to adopt and approve the Agreement and Plan of Merger. 3. DISCRETIONARY AUTHORITY: The named proxies are authorized to vote with discretionary authority with respect to all other matters that may properly come before the meeting. The Board of Directors is not aware of any such matters. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CITIZENS COMMERCE BANCSHARES, INC. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 REVOCABLE PROXY CITIZENS COMMERCE BANCSHARES, INC. SPECIAL MEETING OF SHAREHOLDERS 534 MARSAILLES ROAD VERSAILLES, KENTUCKY 40383 February 27, 2023, 5:00 P.M. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CITIZENS COMMERCE BANCSHARES, INC. The undersigned hereby appoints Barry S. Settles and Michelle Oxley, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution, to represent and vote all shares of Citizens Commerce Bancshares, Inc. which the under- signed is entitled to vote at the Special Meeting of Shareholders of Citizens Commerce Bancshares, Inc. to be held at 534 Marsailles Road, Versailles, Kentucky, 40383, on February 27, 2023, at 5:00 p.m. Eastern Time, and at any adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows: (Continued and to be signed on the reverse side)

SPECIAL MEETING OF SHAREHOLDERS OF CITIZENS COMMERCE BANCSHARES, INC. February 27, 2023 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided.------------------ ---------------- 00030030000000000000 1 022723 1. Proposal to adopt and approve the Agreement and Plan of Merger dated October 18, 2022, by and between City Holding Company and Citizens Commerce Bancshares, Inc., and the transactions contemplated thereby, including the merger of Citizens Commerce Bancshares, Inc. into City Holding Company. 2. Proposal to approve the adjournment of the special meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to adopt and approve the Agreement and Plan of Merger. 3. DISCRETIONARY AUTHORITY: The named proxies are authorized to vote with discretionary authority with respect to all other matters that may properly come before the meeting. The Board of Directors is not aware of any such matters. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CITIZENS COMMERCE BANCSHARES, INC. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 REVOCABLE PROXY CITIZENS COMMERCE BANCSHARES, INC. SPECIAL MEETING OF SHAREHOLDERS 534 MARSAILLES ROAD VERSAILLES, KENTUCKY 40383 February 27, 2023, 5:00 P.M. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CITIZENS COMMERCE BANCSHARES, INC. The undersigned hereby appoints Barry S. Settles and Michelle Oxley, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution, to represent and vote all shares of Citizens Commerce Bancshares, Inc. which the under- signed is entitled to vote at the Special Meeting of Shareholders of Citizens Commerce Bancshares, Inc. to be held at 534 Marsailles Road, Versailles, Kentucky, 40383, on February 27, 2023, at 5:00 p.m. Eastern Time, and at any adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows: (Continued and to be signed on the reverse side)